CONSULTING AGREEMENT

     This consulting agreement (this "Agreement") is made the 15th day of September 2003 by and between Otish Mountain Diamond Corp., a Nevada corporation (the "Company"), and Martin St. Pierre (the "Consultant").

RECITALS

     WHEREAS,  the  Company  wishes  to engage the Consultant as Chief Technical
Advisor  with  respect  to  certain  aspects  of  its  business;

     WHEREAS, the Consultant is willing to provide services as Chief Technical Advisor to the Company provided for in the Agreement as set forth below;

AGREEMENT

     NOW THEREFORE, in consideration of the premises and the respective covenants and agreements of the parties herein contained, the parties hereto agree as follows:

     1.   TERM
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The  term  of  this  Agreement shall commence on the date hereof and ends at the discretion of Otish Mountain Diamond Corp. upon notification to the Consultant by the Company. Such notification should take place before the end of the calendar month, otherwise the Consultant will receive the agreed upon 2 days minimum pay.

     2.   CONSULTING  SERVICES
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(a)     Services   Consultant  agrees  to  provide  services  as Chief Technical
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Advisor  utilizing  his  background  as  a  geophysicist.

(b)     Compensation.  In  consideration of the consulting services set forth in
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paragraph  2  (a),  and subject to the terms and conditions set forth herein the
Company hereby agrees to pay Consultant CDN$500 per day and each day shall consist of a minimum of 8 hours. Consultant will provide services for a minimum of 2 days per month.

(c)     Expenses.    During  the  term of the Consultant's engagement hereunder,
        --------
the Consultant shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Consultant in performing services hereunder.

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3.     CONFIDENTIAL  INFORMATION

     (a)     Confidential  Information.  In  connection  with  the  providing of
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Consulting  Services,  hereunder,  the  Company  may provide the Consultant with information concerning the Company which the Company deems confidential (the "Confidential Information"). The Consultant understands and agrees that any Confidential Information disclosed pursuant to this Agreement is secret, proprietary and of great value to the Company, which value may be impaired if the secrecy of such information is not maintained. The Consultant further agrees that it will take reasonable security measures to preserve and protect the secrecy of such Confidential Information, and to hold such information in confidence and not to disclose such information, either directly or indirectly to any person or entity during the term of this agreement or any time following the expiration or termination hereof; provided, however, that the Consultant may disclose the Confidential Information to an assistant to whom disclosure is necessary for the providing of services under this agreement.

     (b)     Exclusions.  For  purposes  of  this  paragraph  3,  the  term
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Confidential  Information  shall  not  include  Information  which  (i)  becomes generally available to the public other than as a result of a disclosure by the Consultant or his assistants, agents or advisors, or (ii) becomes available on a non-confidential basis to the Consultant from a source other than the Company or its advisors, provided that such source is not known to the Consultant to be bound by a Confidentiality agreement with or other obligation of secrecy to the Company or another party.

     (c)     Government Order.  Notwithstanding anything to the contrary in this
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Agreement,  the  Consultant  shall  not  be precluded from disclosing any of the
Confidential Information pursuant to a valid order of any governmental or regulatory authority, or pursuant to the order of any court or arbitrator.

     (d)     Injunctive  Relief.  The  Consultant agrees that, since a violation
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of  this  paragraph  3  would  cause irreparable injury to the Company, and that there may not be an adequate remedy at law for such violation, the Company shall have the right in addition to any other remedies available at law or in equity, to enjoin the Consultant in a court of equity for violating the provisions of this paragraph 3.

4.     INDEMNIFICATION

     (a) The Company shall indemnify the Consultant from and against any and all expenses (including attorneys' fees), judgments, fines, claims, causes of action, liabilities and other amounts paid (whether in settlement or otherwise actually and reasonably incurred) by the Consultant in connection with such action, suit or proceeding if (i) the Consultant was made a party to any action, suit or proceeding by reason of the fact that the Consultant rendered advice or services pursuant to this Agreement, and (ii) the Consultant acted in good faith and in a manner reasonably believed by the Consultant to be in or not opposed to the interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause or believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Consultant did not act in good faith in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. Notwithstanding the foregoing, the Company shall not indemnify the Consultant with respect to any claim, issue or matter as to which the Consultant shall have been adjudged to be liable for gross negligence or willful misconduct in the performance or other duties pursuant to this Agreement unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjunction of liability, but in view of all the circumstances of the case, the Consultant is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

     (b) The Consultant shall indemnify the Company from and against any and all expenses (including attorney's fees), judgments, fines, claims, causes of action, liabilities and other amounts paid (whether in settlement or otherwise actually and reasonably incurred) by the Company in connection with such action, suit or proceeding if (i) the Company was made a party to any action, suit or proceeding by reason of the fact that the Consultant rendered advice or services pursuant to this Agreement, and (ii) the Consultant did not act in good faith and in a manner reasonably believed by the Consultant to be in or not opposed to the interests of the Company, and with respect to any criminal action or proceeding, did not reasonably believe his conduct was unlawful. Notwithstanding the foregoing, the Consultant shall not indemnify the Company with respect to any claim, issue or matter as to which the Company shall have been adjudged to be liable for gross negligence or willful misconduct in connection with the performance of the Consultant's duties pursuant to this Agreement unless and only to the extent that the court on which such action or suit was brought shall determine upon application that, despite the adjunction of liability, but in view of all circumstances of the case, the Company is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

5.     INDEPENDENT  CONTRACTOR  STATUS

     It is expressly understood and agreed that this is a consulting agreement only and does not constitute an employer-employee relationship. Accordingly, the Consultant agrees that the Consultant shall be solely responsible for payment of his own taxes or sums due to the federal, state, or local governments, overhead, workmen's compensation, fringe benefits, pension contributions and other expenses. It is further understood and agreed that the Consultant is an independent contractor and the Company shall have no right to control the activities of the Consultant other than during the express period of time in which the Consultant is performing services hereunder, and that such services provided hereunder and not because of any presumed employer-employee relationship. The Consultant shall have no authority to bind the Company.

     The parties further acknowledge that the Company's services hereunder are not exclusive, but that the Consultant shall be performing services and undertaking other responsibilities, for and with other entities or persons, which may directly or indirectly compete with the Company. Accordingly, the services of the Consultant hereunder are on a part time basis only, and the Company shall have no discretion, control of, or interest in, the Consultant's services which are not covered by the terms of the Agreement. The Company hereby waives any conflict of interest which now exists or may hereafter arise with respect to Consultant's current employment and future employment.

6.     NOTICE

     All notices provided by this Agreement shall be in writing and shall be given by facsimile transmission, overnight courier, by registered mail or by personal delivery, by one party to the other, addressed to such other party at the applicable address set forth below, or to such other address as may be given for such purpose by such other party by notice duly given hereunder. Notice shall be deemed properly given on the date of the delivery.

To  Consultant:     Martin  St.  Pierre
                    1382  Deeridge  Lane
                    Coquitlam,  BC
                    Canada,  V3E  1Y7

To  the  Company:   Otish  Mountain  Diamond  Corp.


7.     MISCELLANEOUS

     (a)     Waiver.  Any  term  or provision of this Agreement may be waived at
             ------
any time by the party entitled to the benefit thereof by a written instrument duly executed by such party.

     (b)     Entire Agreement.  This Agreement contains the entire understanding
             ----------------
between the parties hereto with respect to the transactions contemplated hereby, and may not be amended, modified, or altered except by an instrument in writing signed by the party against whom such amendment, modification, or alteration is sought to be enforced. This Agreement supercedes and replaces all other agreements between the parties with respect to any services to be performed by the Consultant of behalf of the Company.

     (c)     Governing  Law.  This  Agreement shall be construed and interpreted
             --------------
in  accordance  with  the  laws  of  the  State  of  Nevada.

     (d)     Binding Effect.  This Agreement shall bind and inure to the benefit
             --------------
of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     (e)     Construction.  The  captions  and  headings  contained  herein  are
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inserted for convenient reference only, are not a part hereof and the same shall not limit or construe the provisions to which they apply. Reference in this agreement to "paragraphs" are to the paragraphs in this Agreement, unless otherwise noted.

     (f)     Expenses.  Each party shall pay and be responsible for the cost and
             --------
expenses, including, without limitation, attorney's fees, incurred by such party in connection with negotiation, preparation and execution of this Agreement and the transactions contemplated hereby.

     (g)     Assignment.  No  party  hereto  may  assign  any  of  its rights or
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delegate any of its obligations under this Agreement without the express written consent  of  the  other  party  hereto.

     (h)     No  Rights  to  Others.  Nothing  herein  contained  or  implied is
             ----------------------
intended or shall be construed to confer upon or give to any person, firm or corporation, other than the parties hereto.

     (i)     Counterparts.  This Agreement may be executed simultaneously in two
             ------------
counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same agreement, binding upon both parties hereto, notwithstanding that both parties are not signatories to the original or the same counterpart.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.


     OTISH  MOUNTAIN  DIAMOND  CORP.

/s/ Max Pozzoni
---------------------------------------------
By:  Max  Pozzoni,  Chief  Executive  Officer


     CONSULTANT

/s/ Martin St. Pierre
---------------------------------------------
Martin  St.  Pierre

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